UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE

United States Patent and Trademark Office

Address:	Commissioner For Patents
P.O. Box 1450
Alexandria, VA 22313-1450
www.uspto [dot] gov

APPL NO.:	10/620,303
FILING OR 371 (c) DATE:	07/14/2003
ART UNIT:	2613
FIL. FEE REC’D:	0.00
ATTY DOCKET NO.:	2031.2.1
DRAWINGS:	7
TOT CLMS:	84
IND CLMS:	7
CONFIRMATION NO. 7558
36491	FILING RECEIPT
KUNZLER AND ASSOCIATES	*0C00000001 1070035*

10 WEST 100 SOUTH, SUITE 450

SALT LAKE CITY, UT 84101

Date Mailed: 10/21/2003

Receipt is acknowledged of this regular Patent Application. It will be considered in its order and you will be notified as to the results of the examination. Be sure to provide the U.S. APPLICATION NUMBER, FILING DATE, NAME OF APPLICANT, and TITLE OF INVENTION when inquiring about this application. Fees transmitted by check or draft are subject to collection. Please verify the accuracy of the data presented on this receipt. If an error is noted on this Filing Receipt, please write to the Office of Initial Patent Examination’s Filing Receipt Corrections, facsimile number 703-746-9195. Please provide a copy of this Filing Receipt with the changes noted thereon. If you received a “Notice to File Missing Parts” for this application, please submit any corrections to this Filing Receipt with your reply to the Notice. When the USPTO processes the reply to the Notice, the USPTO will generate another Filing Receipt incorporating the requested corrections (if appropriate).

Applicant(s):

George I. Norman JR., Residence Not Provided:

Domestic Priority data as claimed by applicant

Foreign Applications

If Required, Foreign Filing License Granted: 10/20/2003

Projected Publication Date: To Be Determined-pending completion of Missing Parts

Non-Publication Request:	No

Early Publication Request:	No

**SMALL ENTITY**

TITLE

Apparatus method and system for providing enhanced digital services using an analog broadcast license.

Preliminary Class

LICENSE FOR FOREIGN FILING UNDER

Title 35, United States Code, Section 184

Title 37, Code of Federal Regulations, 5.11 & 5.15

GRANTED

The applicant has been granted a license under 35 U.S.C. 184, if the phrase “IF REQUIRED, FOREIGN FILING LICENSE GRANTED” followed by a date appears on this form. Such licenses are issued in all applications where the conditions for issuance of a license have been met, regardless of whether or not a license may be required as set forth in 37 CFR 5.15. The scope and limitations of this license are set forth in 37 CFR 5.15(a) unless an earlier license has been issued under 37 CFR 4.15(b). The license is subject to revocation upon written notification. The date indicated is the effective date of the license, unless an earlier license of similar scope has been granted under 37 CFR 5.13 or 5.14.

This license is to be retained by the liscensee and may be used at any time on or after the effective date thereof unless it is revoked. This license is automatically transferred to any related applications(s) filed under 37 CFR 1/53(d). This license is not retroactive.

The grant of a license does not in any way lessen the responsibility of a licensee for the security of the subject matter as imposed by any Government contract or the provisions of existing laws relating to espionage and the national security or the export of technical data. Licensees should apprise themselves of current regulations especially with respect to certain countries, of other agencies, particularly the Office of Defense Trade controls, Department of State (with respect to Arms, Munitions and Implements of War (22 CFR 121-128)); the Office of Export Administration, Department of Commerce (15 CFR 3770.10 (j)); the Office of Foreign Assets Control, Department of Treasury (31 CFR Parts 500+) and the Department of Energy.

NOT GRANTED

No License under 35 U.S.C. 184 has been granted at this time, if the phrase “IF REQUIRED, FOREIGN FILING LICENSE GRANTED” DOES NOT appear on this form. Applicant may still petition for a license under 37 CFR 5.12, if a license is desired before the expiration of 6 months from the filing date of the application. If 6 months has lapsed from the filing date of this application and the licensee has not received any indication of a secrecy order under 35 U.S.C. 181, the licensee may foreign file the application pursuant to 37 CFR 5.15(b).